Exhibit 10.01

Execution Version

THIRD AMENDMENT

TO

AMENDED AND RESTATED

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

November 22, 2017

among

NUSTAR LOGISTICS, L.P.,

NUSTAR ENERGY L.P.,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

THIRD AMENDMENT TO AMENDED AND RESTATED

5-YEAR REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “Third Amendment”) dated as of November 22, 2017, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.    The Subsidiary Guarantor is a party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of October 29, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).

C.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Third Amendment refer to Sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    The following definition in Section 1.01 is hereby amended and restated in its entirety to read as follows:

“Consolidated Debt” means, for any day, all Indebtedness of the MLP and its Restricted Subsidiaries (excluding (a) the principal amount of Hybrid Equity Securities in an aggregate amount not to exceed 15% of Total Capitalization and (b) the Excluded Go-Zone Bond Proceeds in an aggregate amount not to exceed $350,000,000), on a consolidated basis, as of such day; provided that notwithstanding the foregoing, for any day during the period from the Third Amendment Effective Date through and including December 31, 2018, for the purposes of this definition only, the definition of “Indebtedness” shall not include the aggregate principal amount outstanding on such day, not to exceed $402,500,000, of the Borrower’s 7.625% Fixed-to-Floating Rate Subordinated Notes due 2043 issued pursuant to that certain Indenture, dated as of January 22, 2013, among the Borrower, as Issuer, the MLP, as guarantor, and Wells Fargo Bank, National Association, as trustee.

2.2    The following definition is hereby added to Section 1.01 in its appropriate alphabetical order:

“Third Amendment Effective Date” has the meaning given such term in that certain Third Amendment to Amended and Restated 5-Year Revolving Credit Agreement dated as of November 22, 2017 among the Borrower, the MLP, the Subsidiary Guarantor, the Administrative Agent, and the Lenders party thereto.

Section 3.    Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “Third Amendment Effective Date”):

3.1    The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Third Amendment on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.

3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective (and the Third Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Third Amendment Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

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4.3    Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5    NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6    GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP
L.P.

By:	NuStar Pipeline Company, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Travis Watson
Name:	Travis Watson
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean Piper
Name:	Sean Piper
Title:	AVP

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Credit Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Anastasiya Haurylenia
Name:	Anastasiya Haurylenia
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Deanna Breland
Name:	Deanna Breland
Title:	Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

DNB CAPITAL LLC, as a Lender

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

By:	/s/ Bryon Cooley
Name:	Bryon Cooley
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ L.J. Perenyi
Name:	L.J. Perenyi
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, as a Lender

By:	/s/ M. Luke Healy
Name:	M. Luke Healy
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Salierno
Name:	Mark Salierno
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT